UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2005

Education Management Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of incorporation)	000-21363 (Commission File Number)	25-1119571 (IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. –Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On May 5, 2005, Daniel M. Fitzpatrick, Senior Vice President and Controller, informed Education Management Corporation (the “Company”) that he was resigning from the Company. Mr. Fitzpatrick’s last day of employment with the Company is expected to be June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION
By:	/s/ ROBERT T. MCDOWELL

Robert T. McDowell Executive Vice President and Chief Financial Officer

Dated: May 11, 2005